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                                                                    EXHIBIT 23.1
                      [DELOITTE & TOUCHE LLP LETTERHEAD]

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Cost Plus, Inc. on Form S-8 of our report dated March 10, 2000 appearing in the Annual Report on Form 10-K of Cost Plus, Inc. for the fiscal year ended January 29, 2000.

/s/ Deloitte & Touche LLP

San Francisco, California
September 12, 2000